Exhibit 99.1

FOR IMMEDIATE RELEASE

Bottomline to be Acquired by Thoma Bravo for $2.6 Billion

Bottomline Shareholders to Receive $57.00 Per Share in Cash

PORTSMOUTH, N.H. – December 17, 2021 – Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction that values Bottomline at approximately $2.6 billion. Upon completion of the transaction, Bottomline will become a privately held company.

Under the terms of the agreement, Bottomline shareholders will receive $57.00 per share in cash, which represents a premium of approximately 42% to Bottomline’s unaffected closing stock price on October 19, 2021, the last full trading day prior to the announcement of the formation of the Bottomline Board of Directors’ Strategy Committee, and a premium of approximately 41% to Bottomline’s 30-day volume weighted average price as of October 19, 2021.

“This transaction is an exciting next chapter for our company, our customers and our employees, and is a testament to the hard work and dedication of the entire Bottomline team,” said Rob Eberle, CEO of Bottomline. “We have been executing against our strategy of establishing competitive advantage with a product set designed to transform business payments for companies and financial institutions around the world. Our partnership with Thoma Bravo will provide additional resources and greater flexibility to build on our leadership position, invest in continued innovation and accelerate go-to-market efforts to deliver increased value to customers. Additionally, the transaction will allow Bottomline to benefit from the operating capabilities, capital resources and sector expertise of one of the most experienced and successful software and financial technology investors.”

“We are confident that Thoma Bravo is the ideal partner for Bottomline given its strong track record of investment in the technology industry and its deep appreciation for Bottomline’s people, products and future growth opportunities,” said Joe Mullen, Chairman of the Bottomline Board. “The Bottomline Board of Directors regularly evaluates opportunities to enhance shareholder value. Following a thorough process to review strategic alternatives, we are confident that this transaction with Thoma Bravo provides a compelling opportunity to deliver immediate and certain cash value at a meaningful premium to Bottomline shareholders, as well as significant long-term benefits for customers, channel partners and employees.”

“As the digital transformation of business accelerates, we see tremendous opportunity for Bottomline to continue capitalizing on its unique position, particularly in the large and growing B2B payments market, and successfully deliver its diverse portfolio of products that intelligently digitize the way businesses pay and get paid,” said Holden Spaht, a managing partner at Thoma Bravo. “Bottomline is well positioned in exciting and dynamic markets and we look forward to applying our operational and investment expertise in software and financial technology to support Bottomline in its next phase of growth.”

Brian Jaffee, a principal at Thoma Bravo added, “We’ve been tracking Bottomline as part of our broader financial technology effort for many years and are excited to work closely with the company to continue building on its strong track record of consistent innovation and growth. We look forward to partnering with Bottomline’s highly-experienced management team to support their vision for continued growth and unwavering focus on delighting customers.”

Transaction Details

Thoma Bravo has entered into voting agreements with Bottomline’s directors (including its chief executive officer) and Clearfield Capital Management. Under these agreements, which represent approximately 4% of Bottomline’s outstanding shares, the applicable shareholders have agreed to vote in favor of the transaction, and against any competitive transaction, subject to certain terms and conditions.

The transaction, which was unanimously approved by the Bottomline Board of Directors, is expected to close in the second calendar quarter of 2022 subject to customary closing conditions, including approval by Bottomline shareholders, receipt of approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and approval from the Financial Conduct Authority in the United Kingdom. Upon completion of the transaction, Bottomline’s common stock will no longer be listed on any public market.

Advisors

Deutsche Bank Securities Inc. is serving as exclusive financial advisor to Bottomline and Skadden, Arps, Slate, Meagher & Flom LLP and Wilmer Cutler Pickering Hale and Dorr LLP are serving as legal advisors to Bottomline. Kirkland & Ellis LLP is serving as legal advisor and BofA Securities, Inc. is serving as exclusive financial advisor to Thoma Bravo.

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments, efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $91 billion in assets under management as of September 30, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired more than 325 companies representing over $155 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv)

unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

For Bottomline:

Christine Nurnberger

Chief Marketing Officer

603-812-3742

cnurnberger@bottomline.com

Joele Frank, Wilkinson Brimmer Katcher

Matt Sherman / Mahmoud Siddig

212-355-4449

For Thoma Bravo:

Megan Frank

212-731-4778

mfrank@thomabravo.com

OR

Finsbury Glover Hering

Abigail Farr

646-957-2067

abigail.farr@fgh.com